Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
LightPath Technologies, Inc.

We consent to the use of our report incorporated herein by reference.

                                        /s/ KPMG LLP

Albuquerque, New Mexico
November 28, 2000